UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2008

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On Oct. 16, 2008, Jack in the Box Inc. announced that at a regularly-scheduled meeting of its Board of Directors held in September, the Board approved plans to sell the company’s Quick Stuff® convenience stores.  There are currently 61 Quick Stuff locations, each built adjacent to a full-size Jack in the Box® restaurant and including a major-brand fuel station.  The company does not intend to sell the Jack in the Box restaurants adjoining these stores.

A copy of the Jack in the Box Inc. press release is attached to this report as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

Exhibit
No.	Description

99.1	Press Release, dated Oct. 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.
By:	/s/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President Chief Financial Officer (Principal Financial Officer) (Duly Authorized Signatory)
Date: October 16, 2008